United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 20, 2010

UNION FIRST MARKET BANKSHARES CORPORATION

(Exact name of registrant as specified in its charter)

Virginia	0-20293	54-1598552
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

111 Virginia Street

Suite 200

Richmond, Virginia 23219

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (804) 633-5031

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐	Pre-commencement communications pursuant to Rule 13c-4(c) under the Exchange Act (17 CFR 240.13c-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

Union First Market Bankshares Corporation (the “Company”) held its annual shareholders’ meeting on April 20, 2010. At the annual meeting, the Company’s shareholders: (i) elected each of the persons listed below under Proposal 1 to serve as a Class II director of the Company for a term that will continue until the 2013 annual meeting of shareholders; (ii) elected Steven A. Markel to serve as a Class III director until the next annual meeting of shareholders; (iii) elected David J. Fairchild to serve as a Class I director until the 2012 annual meeting of shareholders; (iv) ratified the appointment of Yount, Hyde & Barbour, P. C. as the Company’s independent registered public accounting firm for 2010; (v) approved the advisory (non-binding) vote on compensation of the executives disclosed in the Company’s 2010 Proxy Statement; and (vi) did not approve the shareholder proposal to recommend that the Company’s Board of Directors take action to declassify the Board such that all directors stand for election annually.

Our independent inspector of elections reported the vote of the shareholders as follows:

Proposal 1: To elect four directors to serve as Class II directors for three-year terms:

Nominees:	Votes FOR	Votes WITHHELD	Broker Non-Votes

Daniel I. Hansen	21,213,047	322,620	2,322,766

Ronald L. Hicks	21,050,950	484,717	2,322,766

W. Tayloe Murphy, Jr.	21,081,403	454,264	2,322,766

James E. Ukrop	21,179,136	356,531	2,322,766

Proposal 2: To elect one director to serve as a Class III director for a one-year term:

Nominee:

Steven A. Markel

Votes FOR	Votes AGAINST	Votes ABSTAIN	Broker Non-Votes

21,131,815	332,393	71,456	2,322,769

Proposal 3: To elect one director to serve as a Class I director for a two-year term:

Nominee:

David J. Fairchild

Votes FOR	Votes AGAINST	Votes ABSTAIN	Broker Non-Votes

21,110,093	340,751	84,819	2,322,770

Proposal 4: To ratify the appointment of Yount, Hyde & Barbour, P. C. as the Company’s independent registered public accounting firm for 2010.

Votes FOR	Votes AGAINST	Votes ABSTAIN	Broker Non-Votes

22,889,597	905,993	54,564	8,279

Proposal 5: To approve, in an advisory (non-binding) vote, the compensation of executives disclosed in the Company’s 2010 Proxy Statement.

Votes FOR	Votes AGAINST	Votes ABSTAIN	Broker Non-Votes

22,905,927	795,030	149,196	8,280

Proposal 6: To consider a shareholder proposal to recommend that the Company’s Board of Directors take action to declassify the Board such that all directors stand for election annually.

Votes FOR	Votes AGAINST	Votes ABSTAIN	Broker Non-Votes

7,968,519	13,195,092	372,048	2,322,774

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registration has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNION FIRST MARKET BANKSHARES CORPORATION

Dated: April 22, 2010	By:	/s/ D. Anthony Peay
D. Anthony Peay
Executive Vice President and Chief Financial Officer